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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): October 30, 2001



                                 RES-CARE, INC.
               (Exact Name of Registrant as specified in Charter)


   Kentucky                         0-20372                 61-0875371
 (State or other                (Commission                (IRS Employer
  jurisdiction of                File Number)              Identification No.)
  incorporation)


10140 Linn Station Road, Louisville, Kentucky       40223
(Address of principal executive offices)          (Zip code)


                                 (502) 394-2100
              (Registrant's telephone number, including area code)

                                       N/A
         (Former name or former address, if changed since last report.)


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                    INFORMATION TO BE INCLUDED IN THE REPORT

         Items 1, 2, 3, 4, 6 and 8 are not applicable and are omitted from this Report.

Item 5.  Other Events

The Registrant expects to enter into a new revolving credit facility, which would replace its existing revolving credit facility. Reference is made to Exhibits 99.1, 99.2, 99.4 and 99.5 attached hereto. The information contained in Exhibits 99.1, 99.2 and 99.4 is qualified by, and should be read in conjunction with, the information contained in Exhibit 99.5. The Registrant undertakes no obligation to update this information, including any forward-looking statements, to reflect subsequently occurring events or circumstances.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)      Exhibits

99.1 Management's Discussion and Analysis of Financial Condition and Results of Operations of Registrant.

99.2     Business of Registrant.

99.3 Certain Information that may be Disclosed to Prospective Investors in a Private Placement.*

99.4     Information Regarding Forward-Looking Statements of Registrant.

99.5     Risk Factors Affecting Registrant.

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*        Furnished pursuant to Regulation FD and not filed pursuant to the
         Securities Exchange Act of 1934, as amended.

Item 9.  Regulation FD Disclosure.

The Registrant intends to raise approximately $150 million through a private placement of Senior Notes due 2008. Proceeds from the offering will be used to repay certain indebtedness of the Registrant and for general corporate purposes. The notes have not been registered under the Securities Act of 1933 or any state securities laws and may not be offered or sold in the United States absent registration or

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an applicable exemption from the registration requirements of the Securities Act of 1933 and applicable state securities laws. This current report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy the Notes.

The information filed under this Item 9 and Exhibit 99.3 is being furnished pursuant to Regulation FD and not filed pursuant to the Securities Exchange Act of 1934, as amended. None of this information may be incorporated by reference into any other filings the Registrant has made or may make pursuant to the Securities Act of 1933, as amended, or into any other documents unless such portion of this Current Report on Form 8-K is expressly and specifically identified in such filing as being incorporated by reference therein. In addition, the furnishing of the information in this Report and in the attached
Exhibit 99.3 is not intended to, and does not, constitute a determination or admission that the information is material, or that you should consider this information before making an investment decision with respect to any security of the Registrant. The information contained in Exhibit 99.3 is qualified by, and should be read in conjunction with, the information contained in Exhibits 99.4 and 99.5. The Registrant undertakes no obligation to update this information, including any forward-looking statements, to reflect subsequently occurring events or circumstances.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    RES-CARE, INC.



Date: October 31, 2001              By  /s/ Ronald G. Geary
                                       --------------------------------
                                       Ronald G. Geary
                                       Chairman, CEO and President




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